Exhibit 24
POLYONE CORPORATION
REGISTRATION STATEMENT ON FORM S-8
POWER OF ATTORNEY
          Each undersigned officer and/or director of PolyOne Corporation, an Ohio corporation (the “Registrant”), does hereby make, constitute and appoint each of Wendy C. Shiba and W. David Wilson with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of Common Shares of the Registrant issuable in connection with the PolyOne Corporation 2005 Equity and Performance Incentive Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 21st day of July, 2005.

/s/ Thomas A. Waltermire	/s/ W. David Wilson

Thomas A. Waltermire	W. David Wilson
President, Chief Executive Officer and Director	Vice President and Chief Financial Officer

/s/ Michael J. Meier	/s/ William F. Patient

Michael J. Meier	William F. Patient
Corporate Controller and Assistant Treasurer	Chairman of the Board and Director

/s/ J. Douglas Campbell	/s/ Carol A. Cartwright

J. Douglas Campbell	Carol A. Cartwright
Director	Director

/s/ Gale Duff-Bloom	/s/ Wayne R. Embry

Gale Duff-Bloom	Wayne R. Embry
Director	Director

/s/ Richard H. Fearon	/s/ Robert A. Garda

Richard H. Fearon	Robert A. Garda
Director	Director

/s/ Gordon D. Harnett	/s/ Farah M. Walters

Gordon D. Harnett	Farah M. Walters
Director	Director